SELECTED STATEMENTS OF OPERATIONS DATA (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Financial income:
Interest	$ 356	$ 188	$ 201
Foreign currency translation	883	644	501
Financial Income Total	1,239	832	702
Financial expenses:
Derivatives (gains) losses	397	(387)	(97)
Foreign currency translation	586	155	284
Bank charges and other	132	544	322
Financial Expenses Loss	(1,115)	(312)	(509)
Financial income, net	$ 124	$ 520	$ 193